First Northwest Bancorp

Investor Presentation

2025 Second Quarter

July 2025

Forward Looking Statement

Certain matters discussed in this investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance and execution on certain strategies, perceived opportunities in the market, potential future credit experience, including our ability to collect, the outcome of litigation and statements regarding our mission and vision, and include, but are not limited to, statements about our plans, objectives, expectations and intentions that are not historical facts, and other statements often identified by words such as "believes," "expects," "anticipates," "estimates," or similar expressions. These forward-looking statements are based upon current management beliefs and expectations and may, therefore, involve risks and uncertainties, many of which are beyond our control. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits or declines in the value of our investment portfolio; changes in general economic conditions and conditions within the securities markets, including potential recessionary and other unfavorable conditions and trends relating to housing markets, costs of living, unemployment levels, interest rates, supply chain difficulties and inflationary pressures, among other things; legislative, regulatory, and policy changes; legal proceedings, regulatory investigations and their resolution; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the section entitled "Risk Factors," and other filings with the Securities and Exchange Commission ("SEC"),which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

Non-GAAP Measures

This presentation contains financial measures that are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Non-GAAP measures are presented where management believes the information will help investors understand the Company's results of operations or financial position and assess trends. Where non-GAAP financial measures are used, the comparable GAAP financial measure is also provided. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Reconciliations of the GAAP and non-GAAP measures are included at the end of this presentation.

Presentation

Information provided in this investor presentation is sourced from Company documents unless otherwise noted. Financial data is as of June 30, 2025, unless otherwise noted. Financial information contained in this presentation is unaudited. Within the charts and tables presented, certain segments, columns, and rows may not sum to totals shown due to rounding.

Second Quarter 2025 Results

Reported net interest margin of 2.83% an increase of 7 bps from LQ

Grew customer deposit balances by $19.6 million LQ, brokered deposits decreased $31.0 million

Classified loans decreased $633,000 in second quarter from LQ

Recorded a $296,000 recapture of provision for credit losses on loans

Recorded a $2.2 million credit for the recognition of the employee retention credit payments received for the 1st and 2nd quarters of 2021

Consolidated two business centers into a new location; this consolidation resulted in a one-time increase to other expense of $599,000 and future savings of annual rent expense of $130,000

2025 Second Quarter Financial Summary

PPNR*	• Adjusted PPNR* of $2.1 million increased $616,000 compared to $1.5 million LQ and increased $1.6 million from $530,000 in the PYQ • Growth in Adjusted PPNR driven by continued margin expansion
Loans	• Loans increased by $9.6 million or 0.6% during the quarter • Recapture of provision expense of $296,000 due to the release of $2.6 million reserves on individually evaluated loans, partially offset by net loan charge-offs totaling $1.9 million and a small increase to the pooled loan reserve
Deposits	• Customer deposits grew by $19.6 million or 1.3% during the quarter • Loan to deposit ratio of 100.6%, up slightly from 99.5% LQ
Capital	• TCE* increased to $148.3 million versus $145.0 LQ • Tangible book value increased to $15.70 versus $15.36 LQ

* Non-GAAP reconciliation provided at the end of this presentation

Second Quarter 2025 GAAP Results

Selected Financial Data ($ in thousands, except for per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Net Interest Income	$ 14,193	$ 13,847	$ 14,137	$ 14,020	$ 14,234	$ 13,929	$ 14,195	$ 14,950	$ 15,982
Provision for Credit Losses	(361)	7,786	3,655	3,134	8,739	970	1,152	371	300
Total Noninterest Income	2,171	3,777	1,300	1,779	7,347	2,188	(2,930)	2,904	1,711
Total Revenue	**16,363**	**17,624**	**15,437**	**15,800**	**21,581**	**16,117**	**11,265**	**17,854**	**17,693**
Total Noninterest Expense	**12,766**	**19,999**	**14,232**	**15,848**	**15,609**	**14,303**	**16,990**	**14,375**	**15,216**
Income (Loss) before Taxes	3,958	(10,161)	(2,450)	(3,183)	(2,767)	843	(6,876)	3,107	2,177
Net Income (Loss)	**3,661**	**(9,036)**	**(2,810)**	**(1,980)**	**(2,220)**	**396**	**(5,522)**	**2,504**	**1,776**
Earnings Per Share	**0.42**	**(1.03)**	**(0.32)**	**(0.23)**	**(0.25)**	**0.04**	**(0.62)**	**0.28**	**0.20**
Total Assets	**2,195,363**	**2,171,430**	**2,232,006**	**2,255,486**	**2,215,962**	**2,240,020**	**2,201,797**	**2,153,545**	**2,162,878**
Gross Loans Receivable (ex HFS)	1,665,562	1,658,142	1,695,635	1,736,386	1,697,107	1,710,731	1,660,028	1,634,978	1,638,161
Allowance for Credit Losses on Loans & Leases	(18,345)	(20,569)	(20,449)	(21,970)	(19,343)	(17,958)	(17,510)	(16,945)	(17,297)
All Other Assets	548,146	533,857	556,820	541,069	538,198	547,247	559,279	535,512	542,015
Total Liabilities	**2,045,630**	**2,024,939**	**2,078,124**	**2,094,697**	**2,057,081**	**2,079,514**	**2,038,457**	**1,997,480**	**2,003,321**
Total Deposits	1,654,636	1,666,068	1,688,026	1,711,641	1,708,289	1,666,624	1,676,892	1,657,762	1,653,122
Borrowings	344,108	307,091	336,014	334,994	302,575	371,455	320,936	300,416	303,397
Other Liabilities	46,886	51,779	54,084	48,061	46,218	41,435	40,630	39,302	46,802
Total Shareholders' Equity	**149,733**	**146,491**	**153,882**	**160,789**	**158,881**	**160,506**	**163,340**	**156,065**	**159,557**
Net Interest Margin	**2.83%**	**2.76%**	**2.73%**	**2.71%**	**2.76%**	**2.76%**	**2.84%**	**2.97%**	**3.25%**
Effective Tax Rate	7.50%	11.07%	-14.67%	37.79%	19.78%	53.00%	19.70%	19.42%	21.81%
Noninterest Expense to Average Assets	2.37%	3.73%	2.57%	2.85%	2.83%	2.66%	3.17%	2.67%	2.88%

Strong Capital and Liquidity Positions

Capital Levels

- No shares repurchased in 2025
  - 846,123 shares remaining to be repurchased under the April 2024 Share Repurchase Plan
- Additional second quarter 2025 ratios (as a percentage of risk-based capital) [1]
  - 33% construction
  - 364% CRE



Above Thresholds for Well Capitalized Capital Ratios [1]
(Bank Only)
Minimum
9.17%
12.05%
13.14%
7.86%
Leverage
CET1
Total Risk Based
TCE/TA

Liquidity Coverage

- $1.3 billion total FDIC insured deposits
- $117.6 million of secured deposits
- 14.21% primary liquidity
- 35.61% total liquidity



900
800
700
600
500
400
300
200
100
-
($ in millions)
$66
$246
$490
$401
Liquidity
Uninsured Deposits
Unencumbered Cash
Unencumbered Securities
Wholesale Funding Capacity

1 – Bank ratios, preliminary and subject to finalization of the FDIC call report filing
2 – Includes FRB, FHLB, PCBB, LOC and wholesale funding capacities

Reduced Reliance on Brokered Deposits

($ in millions)



Brokered Deposits Peaked in Q2 2024
$1,708
$1,712
$1,688
$1,666
$1,655
$1,485
$1,508
$1,505
$1,528
$1,548
$224
$204
$183
$138
$107
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Brokered
Non-Brokered

- Brokered deposit balances decreased $31.0 million from last quarter; $116.8 million from peak
- Non-Brokered deposits continue to increase

Repricing Time Deposits Benefits Margin

Based on current maturities within the portfolio and assuming no further interest rate adjustments in the Fed Funds Rate, there are $512.2 million of time deposits repricing in next 12 months

- $410.3 million of customer time deposits are repricing at an average rate of ~39 basis points lower based on current rates with expected savings of $1.2 million of interest expense
- $101.9 million of brokered time deposits are repricing at an average rate of ~21 basis points higher based on current rates with expected savings of $19,000 of interest expense
- Total of $1.2 million of expected interest expense savings in the next 12 months

Schedule of Maturing Certificate of Deposits

($ in thousands)

Customer Time Deposits				
Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q3 2025	158,777	4.12%	3.57%	-0.56%
Q4 2025	130,701	3.91%	3.57%	-0.34%
Q1 2026	87,622	3.61%	3.41%	-0.20%
Q2 2026	33,245	3.49%	3.24%	-0.26%
Total Customer	**410,345**	**3.89%**	**3.51%**	**-0.39%**

Brokered Time Deposits				
Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q3 2025	21,149	3.75%	4.00%	0.25%
Q4 2025	17,853	3.78%	4.00%	0.22%
Q1 2026	22,390	4.27%	4.00%	-0.27%
Q2 2026	40,505	4.59%	4.00%	-0.59%
Total Brokered	**101,897**	**4.21%**	**4.00%**	**-0.21%**

Average Deposits & NIM Recent Trends

($ in millions)



$1,659
$1,706
$1,722
$1,653
$1,657
$251
$253
$256
$244
$244
2.76%
2.71%
2.73%
2.76%
2.83%
2.47%
2.56%
2.58%
2.39%
2.31%
$1,453
$1,466
$1,410
$1,414
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Average Non-Interest Bearing
Average Interest Bearing
Total Deposit Cost
NIM

- Slight NIM expansion over the past four quarters due to the reduction in deposit costs

Credit Trends – Risk Ratings

Loans by Risk Rating ($ in Thousands)	Q2 2025 Balance	% of Total	Q1 2025 Balance	% of Total	Q4 2024 Balance	% of Total	Q3 2024 Balance	% of Total	Q2 2024 Balance	% of Total
Pass (Grades 1-3)	$1,555,273	93.43%	$1,545,909	93.26%	$1,574,645	92.85%	$1,593,927	91.88%	$1,582,848	93.21%
Watch (Grade 4)	68,302	4.10%	68,787	4.15%	67,544	3.89%	86,277	4.97%	65,445	3.85%
Special Mention (Grade 5)	10,190	0.61%	11,280	0.68%	11,091	0.64%	7,629	0.44%	10,052	0.59%
Substandard (Grade 6)	30,938	1.86%	31,599	1.91%	42,543	2.45%	46,972	2.71%	39,755	2.34%
Doubtful (Grade 7)	-	0.00%	-	0.00%	-	0.00%	-	0.00%	-	0.00%
Loss (Grade 8)	-	0.00%	-	0.00%	-	0.00%	2	0.00%	23	0.00%
Total Loans	**$1,664,702**		**$1,657,576**		**$1,695,823**		**$1,734,807**		**$1,698,124**	
Non-performing Loans	$20,366		$20,355		$30,515		$30,376		$23,631	
% of Total Loans	**1.22%**		**1.23%**		**1.80%**		**1.75%**		**1.39%**	

Nonperforming loans totaled $20.4 million as of June 30, 2025, no change from March 31, 2025.

Allowance for Credit Losses on Loans (ACLL)
($ in Thousands)


Allowance for credit losses
ACL/Loans
$19,343
1.14%
$21,970
1.27%
$20,449
1.21%
$20,569
1.24%
$18,345
1.10%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Net Charge Offs (Recoveries)
($ in Thousands)


$7,254
$451
$5,280
$7,748
$1,830
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

The percentage of the allowance for credit losses on loans to nonperforming loans decreased to 90% as of June 30, 2025, from 101% as of March 31, 2025, and increased from 82% as of June 30, 2024. The ratio increased during the first quarter as principal payments and charge-offs decreased balances on loans that were already appropriately reserved.

Classified Asset Trend

Amortized Cost of Classified Assets ($ in Thousands)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Relationship 1	$ 8,120	$ 8,120	$ 11,384	$ 11,187	$ 11,187
Relationship 2	6,676	6,695	6,402	6,439	-
Relationship 3	4,933	7,150	8,150	8,177	8,099
Relationship 4	4,091	-	-	-	-
Relationship 5	3,149	3,225	3,307	3,385	3,458
Relationship 6	562	1,563	2,158	5,853	263
Relationship 7	-	-	6,197	6,228	9,134
All other classified loans [1]	3,406	4,846	4,945	5,661	7,637
Total Classified Assets	**$ 30,937**	**$ 31,599**	**$ 42,543**	**$ 46,930**	**$ 39,778**

- Relationship 1 is an $8.1 million construction loan, which became a classified loan in the fourth quarter of 2022
- Relationship 2 is a $6.7 million commercial real estate loan, which became a classified loan in the third quarter of 2024
- Relationship 3 is a $4.9 million commercial construction loan, which became classified in the second quarter of 2024
- Relationship 4 is a $4.1 million commercial real estate loan, which became classified in the second quarter of 2025
- Relationship 5 is a $3.1 million commercial loan that carries a 75% SBA guarantee, which became classified in the fourth quarter of 2023
- Relationship 6 is a group of 11 commercial business loans that have similar collateral totaling $562,000, net of charge-offs
- Relationship 7 is a charged-off commercial loan relationship, which became classified in the fourth quarter of 2023
- During the second quarter of 2025, net charge-offs of $713,000 related to the 7 relationships were recorded
- The Bank has exercised legal remedies, including the appointment of a third-party receiver and foreclosure actions, to liquidate the underlying collateral to satisfy the real estate loans for Relationship 1 and Relationship 3

1 – Loans less than $2.5 million

Credit Quality – Classified Asset Summary

Classified Assets Schedule as of June 30, 2025
($ In Thousands)

	Loan Category	Amortized Cost	% Total Assets	Status
Relationship 1	CRE – Condo	$ 8,120	0.37%	• Condo project located in Bellevue, WA • 18 unit mixed-use project, 9 units sold
Relationship 2	CRE – Office	6,676	0.30%	• Office Building in Fremont, WA • Credit restructured with additional collateral pledge
Relationship 3	CRE – Multifamily	4,933	0.22%	• Townhome project in Seattle, WA • 12 unit project nearing completion, four units sold
Relationship 4	CRE – Gas Station	4,091	0.19%	• 2 gas stations near Canadian border • Credit restructure in process
Relationship 5	SBA loan - 75% guaranty	3,149	0.14%	• Working capital loan collateralized by business assets • SBA guarantee covers $2.4 million of the outstanding loan balance
Relationship 6	Commercial – Equipment Loans	562	0.03%	• Group of 11 loans related to litigation connected to Relationship 7 • Bank closely monitoring 4 performing loans totaling $686,000 • Q2 2025 settlement with 8 of the original borrowers resulted in recoveries totaling $581,000
Relationship 7	CRE – Warehouse	-	0.00%	• Warehouse buildings in WA & OR • Involved in protracted bankruptcy collections
All other classified loans		3,406	0.16%	
Total Classified Assets		**$ 30,937**	**1.41%**	

Activity since June 30, 2025 includes:

- Relationship 1 – one unit sold and one unit under contract, sales price supports current book value
- Relationship 2 – Upgrade from classified asset is anticipated once performance is maintained under revised terms
- Relationship 6 – Additional $450 thousand of settlement payments realized as recoveries
- Relationship 7 – Settlement agreement reached

Strategic Focus

- Grow customer deposits with focus on treasury management and digital platforms
- Expand our loan and deposit production with commercial relationships
- Target home equity growth with digital channel
- Continue collection and liquidation efforts for classified assets
- Grow and maintain capital
- Maintain Strong Risk Management Practices

Financial Outlook

First Northwest Bancorp

Our mission:

To improve the lives of those we serve

- Reduce credit costs in 2025
- Focus on expanding net interest margin and neutralizing margin sensitivity
- Unchanged focus on noninterest expense and operating efficiencies
- Organic loan and deposit growth through multiple customer channels
- Modest balance sheet growth with preservation of capital

First Fed Executive Team



Geri Bullard
Interim CEO &
Chief Operating Officer



David Edelstein
Chief Innovation Officer



Kyle Henderson
Chief Credit Officer



Phyllis Nomura
Chief Financial Officer



Chris Riffle
Chief Strategy Officer &
General Counsel

Thank You!

Contact

Geri Bullard
EVP | Interim CEO & COO
geri.bullard@ourfirstfed.com

Phyllis Nomura
EVP | CFO
phyllis.nomura@ourfirstfed.com

Appendix

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam County

- Bank holding company for First Fed, a growing community bank with $2.2 billion in assets as of June 30, 2025
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

Securities Portfolio


Other
2%
Municipal
25%
Corporate Debt
27%
Q2 2025
Yield
4.47%
MBS-Corporate
14%
MBS-Agency
32%

Investment Portfolio Characteristics as of:	Q2 2025	Q2 2024
Book Value	$336.2 million	$344.9 million
Market Value	$303.5 million	$306.7 million
Effective Duration	4.9 years	4.3 years
Average Life	7.6 years	7.8 years
Portfolio Yield	4.5%	5.0%
Unrealized Gain/Loss on Investments, net of tax	($25.7) million	($30.0) million

- Maturities totaling $11.8 million and regular principal payments totaling $5.7 million were partially offset by purchases totaling $5.5 million during the current quarter
- 100% available-for-sale securities

Loan Portfolio Composition


C&I
7%
Commercial
Real Estate
24%
Other
Consumer
13%
Q2 2025
Yield
5.58%
Auto
8%
Multi-Family
20%
Construction
and Land
Development
4%
1-4 Family
24%

Loans by Type ($ in Thousands)	Q2 2025	% of Total	Change from Q2 2024	Q2 2024
Commercial Real Estate	$392,193	23.6%	$15,700	$376,492
1-4 Family	387,796	23.3%	(2,516)	390,312
Construction and Land Development	72,808	4.4%	(34,882)	107,689
Multi-Family	330,614	19.9%	(20,515)	351,129
Auto	134,688	8.1%	(11,057)	145,745
Other Consumer	207,981	12.5%	17,220	190,761
C&I	117,545	7.1%	638	116,907
Deferred Fees	21,077	1.3%	1,988	19,088
Total Loans, excluding ACLL	**$1,664,702**	**100.0%**	**($33,422)**	**$1,698,124**

- Most recent quarter yield on loans of 5.58% compared to 5.62% from PYQ
- Construction and Land Development is comprised of Land 6.8%, 1-4 Family construction 14.0%, and Multi-Family construction 79.2%
- Commercial real estate (excluding Multi-Family) is comprised of 70.3% Nonowner Occupied and 29.7% Owner Occupied
- Total loans decreased 2.0%, or $33.4 million, over PYQ

Core Deposit Composition


Brokered CDs 6%
Noninterest Checking 15%
Interest Checking 9%
Savings 14%
Money Market 29%
Certificate of Deposit 27%
Q2 2025
Cost of Deposits
2.31%

Deposits by Type ($ in Thousands)	Q2 2025 Balance	% of Total	Change from one year ago
Noninterest Checking	$240,052	14.5%	($36,508)
Interest Checking	144,409	8.7%	(17,775)
Savings	227,968	13.8%	3,336
Money Market	484,787	29.3%	61,739
Certificate of Deposit	450,491	27.2%	52,336
Brokered CDs	106,929	6.5%	(116,781)
Deposits	**$1,654,636**	**100.0%**	**($53,652)**
Core Deposits[1]	$1,547,707	93.5%	$63,129

- Cost of total deposits down 8 basis points from LQ and down 16 basis points from PYQ
- During the first quarter, total customer deposit balances increased $19.6 million and brokered deposit balances decreased $31.0 million
- The current rate environment continues to contribute to greater competition for deposits

1 - Core deposits is a Non-GAAP financial metric defined as total deposits less brokered CDs

Net Interest Income and Margin

($ in Thousands)



$22,000
$19,500
$17,000
$14,500
$12,000
3.50%
3.00%
2.50%
2.00%
3.25%
2.97%
2.84%
2.76%
2.76%
2.71%
2.73%
2.76%
2.83%
$15,982
$14,950
$14,195
$13,929
$14,234
$14,020
$14,137
$13,847
$14,193
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Net Interest Income
Net Interest Margin

Performance Metrics

Trailing Twelve Months Net Income (Loss) ($ in Thousands)


$13,462
$17,243
$15,982
-$4,841
-$10,165
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Trailing Twelve Months ROAA (%)


0.84%
0.69%
0.71%
-0.22%
-0.46%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Trailing Twelve Months Efficiency Ratio (%)


73.73%
79.30%
76.55%
82.44%
96.36%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Trailing Twelve Months Net Interest Margin (%)


3.38%
3.59%
3.60%
2.81%
2.73%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Performance Metrics

Trailing Twelve Month Return on Avg. Equity



7.42%
7.85%
9.69%
-3.02%
-6.50%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Trailing Twelve Month Earnings per Share



$1.47
$1.58
$1.72
-$0.55
-$1.16
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Trailing Twelve Month Historical Book Value per Share



$18.50
$16.60
$16.56
$16.75
$16.25
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Trailing Twelve Month Historical CE and TCE Ratios *



TTM Equity to total assets
TTM TCE Ratio
7.25%
10.57%
7.22%
8.04%
7.09%
7.31%
6.99%
7.18%
6.90%
6.84%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

- Non-GAAP reconciliation provided at the end of this presentation

Balance Sheet Growth

($ in Millions)

Total Assets

CAGR[1]: 5.3%



$1,786
$2,032
$2,163
$2,216
$2,195
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025

Total Loans and Leases

CAGR[1]: 7.2%



$1,246
$1,462
$1,621
$1,678
$1,647
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025

Total Deposits

CAGR[1]: 3.5%



Loans / Deposits
$1,442
$1,581
$1,653
$1,708
$1,655
86%
92%
98%
98%
100%
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025

Total Equity



$189
$165
$160
$159
$150
Q2 2021
Q2 2022
Q2 2023
Q2 2024
Q2 2025

1 - CAGR calculated from first period to last period shown in chart

Bank Level Capital Ratios

Equity/Total Assets, Tangible CE/Tangible Assets [1]



Equity/Total Assets
TCE/TA
10.71%
10.71%
8.89%
8.80%
8.26%
8.19%
8.12%
8.05%
7.92%
7.86%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Leverage Ratio (as reported on FFIEC Form 051) [2]



10.86%
10.41%
10.16%
9.38%
9.17%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Tier 1 Capital Ratio (as reported on FFIEC Form 051) [2]



14.46%
12.66%
13.10%
12.40%
12.05%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

Total RBC Ratio (as reported on FFIEC Form 051) [2]



15.61%
13.65%
14.08%
13.49%
13.14%
2021 Q2
2022 Q2
2023 Q2
2024 Q2
2025 Q2

1 - Non-GAAP reconciliation provided at the end of this presentation
2 - Current Period capital ratios are preliminary and subject to finalization of the FDIC Call Report

Established Community Bank in Puget Sound

Established Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
Clallam	1	8	1,196	42.0%	69.7%
Jefferson	2	1	185	21.2%	10.8%

Emerging Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
King	33	1	55	0.05%	3.2%
Kitsap	9	2	106	2.50%	6.2%
Whatcom	12	3	170	3.35%	10.0%

- Loan growth areas of focus:
  - CRE
  - Commercial
  - SBA
- Digital and in-branch focused on home equity loans and lines of credit


Branches
Business Centers

* County Deposits & Demographics as of June 30, 2024

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**8**	**1,196**	**42.0**
2	Sound Financial Bancorp Inc. (WA)	3	466	16.4
3	JPMorgan Chase & Co. (NY)	2	257	9.0
4	FS Bancorp Inc. (WA)	2	237	8.3
5	U.S. Bancorp (MN)	2	162	5.7
6	Wells Fargo & Co. (CA)	1	149	5.2
7	Columbia Banking System, Inc. (WA)	2	131	4.6
8	KeyCorp (OH)	2	107	3.8
9	Olympic Bancorp Inc. (WA)	2	93	3.3
10	Washington Federal Inc. (WA)	1	50	1.8
	Total For Institutions In Market	25	2,849	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,238	24.4
2	Bank of America Corporation (NC)	2	583	11.5
3	JPMorgan Chase & Co. (NY)	4	532	10.5
4	U.S. Bancorp (MN)	5	507	10.0
5	Banner Corp. (WA)	5	457	9.0
6	Washington Federal Inc. (WA)	5	423	8.3
7	Wells Fargo & Co. (CA)	2	350	6.9
8	KeyCorp (OH)	4	220	4.3
9	Columbia Banking System, Inc. (WA)	4	194	3.8
10	Pacific Financial Corp. (WA)	2	185	3.6
11	Heritage Financial Corp. (WA)	3	173	3.4
12	**First Northwest Bancorp (WA)**	**3**	**170**	**3.3**
	Total For Institutions In Market	49	5,078	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,065	25.2
2	Olympic Bancorp Inc. (WA)	10	866	20.5
3	JPMorgan Chase & Co. (NY)	5	761	18.0
4	Wells Fargo & Co. (CA)	4	384	9.1
5	Columbia Banking System Inc. (WA)	4	274	6.5
6	U.S. Bancorp (MN)	3	188	4.4
7	KeyCorp (OH)	4	173	4.1
8	Liberty Northwest Bncp Inc (WA)	1	147	3.5
9	**First Northwest Bancorp (WA)**	**2**	**106**	**2.5**
10	Washington Federal Inc. (WA)	3	80	1.9
	Total For Institutions In Market	45	4,234	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	FS Bancorp Inc. (WA)	2	207	23.7
2	**First Northwest Bancorp (WA)**	**1**	**185**	**21.2**
3	Olympic Bancorp Inc. (WA)	2	164	18.8
4	JPMorgan Chase & Co. (NY)	1	117	13.4
5	U.S. Bancorp (MN)	2	78	8.9
6	Wells Fargo & Co. (CA)	1	71	8.1
7	Sound Financial Bancorp Inc. (WA)	1	51	5.8
	Total For Institutions In Market	10	872	

Source: FDIC; Deposit data as of June 30, 2024

Non-GAAP Reconciliations

Equity/Total Assets and Tangible CE/Tangible Assets

	2022 Q4	2023 Q4	2024 Q4	2025 Q1	2025 Q2
	(Dollars in thousands)				
Total shareholders' equity	$ 158,881	$ 160,789	$ 153,882	$ 146,491	$ 149,733
Less: Goodwill and other intangible assets	1,084	1,083	1,083	1,082	1,081
Disallowed non-mortgage loan servicing rights	517	489	423	416	372
Total tangible common equity	$ 157,280	$ 159,216	$ 152,377	$ 144,994	$ 148,280
Total assets	$ 2,215,962	$ 2,255,486	$ 2,232,006	$ 2,171,430	$ 2,195,363
Less: Goodwill and other intangible assets	1,084	1,083	1,083	1,082	1,081
Disallowed non-mortgage loan servicing rights	517	489	423	416	372
Total tangible assets	$ 2,214,361	$ 2,253,913	$ 2,230,500	$ 2,169,933	$ 2,193,910
GAAP Ratio:					
Equity to total assets	7.18%	7.12%	6.89%	6.74%	6.81%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	7.10%	7.06%	6.83%	6.68%	6.76%

Bank Equity/Total Assets and Tangible CE/Tangible Assets

	2022 Q4	2023 Q4	2024 Q4	2025 Q1	2025 Q2
	(Dollars in thousands)				
Total shareholders' equity	$ 178,712	$ 182,950	$ 178,693	$ 171,063	$ 172,716
Less: Goodwill and other intangible assets	1,084	1,083	1,083	1,082	1,081
Disallowed non-mortgage loan servicing rights	517	489	423	416	372
Total tangible common equity	$ 177,111	$ 181,377	$ 177,188	$ 169,566	$ 171,263
Total assets	$ 2,201,311	$ 2,240,904	$ 2,218,545	$ 2,157,658	$ 2,181,154
Less: Goodwill and other intangible assets	1,084	1,083	1,083	1,082	1,081
Disallowed non-mortgage loan servicing rights	517	489	423	416	372
Total tangible assets	$ 2,199,710	$ 2,239,332	$ 2,217,039	$ 2,156,161	$ 2,179,701
GAAP Ratio:					
Equity to total assets	8.13%	8.16%	8.05%	7.92%	7.91%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	8.05%	8.12%	7.99%	7.86%	7.86%

Pre-tax, Pre-provision Net Revenue (PPNR) and Adjusted PPNR Calculations

	For the Quarter Ended				
(Dollars in thousands)	2024 Q2	2024 Q3	2024 Q4	2025 Q1	2025 Q2
Net income (loss)	$ (2,219)	$ (1,980)	$ (2,810)	$ (9,036)	$ 3,661
Plus: (recapture of) provision for credit losses	8,739	3,134	3,655	7,785	(360)
(Benefit) provision for income taxes	(547)	(1,203)	359	(1,125)	297
PPNR (1)	5,973	(49)	1,204	(2,376)	3,598
Less selected nonrecurring adjustments to PPNR:					
Employee retention credit ("ERC") included in compensation and benefits	—	—	—	—	2,640
ERC consulting expense included in professional fees	—	—	—	—	(528)
Costs associated with early termination of Bellevue Business Center lease included in other expense	—	—	—	—	(599)
BOLI death benefit	—	—	1,536	1,059	—
Gain on extinguishment of subordinated debt included in other income	—	—	—	846	—
Legal reserve	—	—	—	(5,750)	—
Equity investment repricing adjustment	—	—	(1,762)	—	—
One time compensation payouts related to reduction in force	—	(996)	—	—	—
Net gain on sale of premises and equipment	7,919	—	—	—	—
Sale leaseback taxes and assessments included in occupancy and equipment	(359)	—	—	—	—
Net loss on sale of investment securities	(2,117)	—	—	—	—
Adjusted PPNR	$ 530	$ 947	$ 1,430	$ 1,469	$ 2,085
Average total assets	$2,219,370	$2,209,333	$2,205,502	$2,174,748	$2,164,579
Return on average assets (GAAP)	0.40%	-0.36%	0.51%	-1.69%	0.68%
PPNR return on average assets (Non-GAAP) (1)	1.08%	-0.01%	0.22%	0.44%	0.67%
Adjusted PPNR return on average assets (Non GAAP) (1)	0.10%	0.17%	0.26%	0.27%	0.39%